UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 27, 2012

One Horizon Group, Inc. (formerly Intelligent Communication Enterprise Corporation)
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

75 High Street
Singapore		179435
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		+65 6595-6637

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03—AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;

CHANGE IN FISCAL YEAR.

On December 27, 2012, the registrant filed Articles of Amendment with the Pennsylvania Department of State, Corporation Bureau, to change its name from Intelligent Communication Enterprise Corporation to One Horizon Group, Inc. Upon processing by the Pennsylvania Department of State, Corporation Bureau, the name change will be effective December 27, 2012.

In connection with the change in name, the registrant filed with FINRA for a name change and ticker symbol change. The Company’s new trading symbol will be OHGI effective at the open of business December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Registrant

Date: December 28, 2012	By:	/s/ Mark White
Mark White, Chief Executive Officer